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                         AMERICAN TECHNOLOGY CORPORATION



                                    FORM S-8






                                  EXHIBIT 23.1


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                                     CONSENT

                                       OF

                                BDO SEIDMAN, LLP







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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

American Technology Corporation
Poway, California

We hereby consent to the incorporation by reference in this Registration Statement of our report dated November 8, 1995 relating to the financial statements of American Technology Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended September 30, 1995.

                                /s/ BDO SEIDMAN, LLP
                                BDO SEIDMAN, LLP

Denver, Colorado
July 30, 1996